UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2008

Roberts Realty Investors, Inc.
 (Exact name of registrant as specified in its charter)

Georgia	001-13183	58-2122873
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302, Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 394-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Roberts Realty Investors, Inc. filed its Quarterly Report on Form 10-Q for the three months ended March 31, 2008 with the SEC on May 15, 2008 (the “Original Form 10-Q”). After we filed the Original Form 10-Q, we determined that we had made an error in the financial statements included in the Original Form 10-Q. The error related to how we accounted for our discontinued operations as a result of our signing a contract on April 16, 2008 with an independent third party to sell our Addison Place apartment community for $60,000,000, subject to customary due diligence and closing conditions. Under the terms of the contract, the closing is expected to occur by June 30, 2008.

Specifically, in the Original Form 10-Q, income from discontinued operations consisted of the operating activities of the Addison Place apartment community. In those operations, we erroneously included $363,000 and $345,000 in operating expenses for depreciation of real estate assets for the three months ended March 31, 2008 and 2007, respectively. That caused us to report a $30,000 loss from discontinued operations instead of income of $248,000 from discontinued operations for the three months ended March 31, 2008. For the three months ended March 31, 2007, we reported income from discontinued operations of $8,000 instead of income of $271,000 from discontinued operations. In turn, we erroneously reported a net loss of $709,000 instead of a net loss of $431,000 for the three months ended March 31, 2008. For the three months ended March 31, 2007, we erroneously reported a net loss of $959,000 instead of a net loss of $696,000. The error, in turn, affected other reported amounts in our financial statements for the three months ended March 31, 2008 and March 31, 2007. These errors did not affect Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations, included in the Original Form 10-Q.

At a meeting by conference call held on June 6, 2008, the chairman of our audit committee and our chief financial officer discussed the error with representatives of Reznick Group, P.C., our independent registered public accountant; concluded that our previously issued financial statements in the Original Form 10-Q should no longer be relied upon because of the errors described above; and authorized management to prepare and file with the SEC a Current Report on Form 8-K and an amendment to the Original Form 10-Q to restate our previously filed financial statements. We are today filing that amendment to the Original Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: June 12, 2008	By:	/s/ Charles R. Elliott

Charles R. Elliott
Chief Financial Officer

3